                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 5, 1997
                Date of Report (Date of earliest event reported)


                        CITATION COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    MISSOURI
                 (State or other jurisdiction of incorporation)


         0-20284                                       43-1174397
     (Commission File Number)             (I.R.S. Employment Identification No.)

      424 SOUTH WOODS MILL ROAD                           63017
         CHESTERFIELD, MO                               (Zip Code)
(Address of principal executive offices)

                                 (314) 579-7900
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On March 5, 1997, CITATION Computer Systems, Inc. ("CITATION") sold substantially all of the assets related to its United Kingdom ("UK") operations to Health Systems Limited pursuant to an Agreement dated February 26, 1997 (the "Agreement"). Health Systems Limited will also become CITATION's exclusive distributor for its clinical software products in the UK.

     Under the terms of the Agreement, Health Systems Limited acquired CITATION's working capital, operating assets, and intangible assets in the UK, retained a majority of the Company's employees in the UK, and assumed responsibility for CITATION's existing customers and contracted commitments in the UK. The Agreement will provide CITATION with royalties on any future sales made by Health Systems Limited of CITATION clinical software products in the UK. The transaction will result in a loss of between $.43 and $.46 per share to be recognized in the fourth quarter of fiscal 1997, which ends March 31.

     Health Systems Limited is owned by a group of executives with significant healthcare information systems experience in the UK. William Seabrook, a former Director of CITATION, is a member of this group.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


          a)    Pro forma financial information

                     1) Pro forma financial information for the Company

          b)    Exhibits


                     1) Agreement dated February 26, 1997, by and among the Company and Health Systems Limited.

                     2)    Press release of the Company dated January 22, 1997.

                     3)    Press release of the Company dated March 17, 1997.

                        CITATION Computer Systems, Inc.

                        PRO FORMA FINANCIAL INFORMATION


Basis of Presentation

     On March 5, 1997, CITATION Computer Systems, Inc. ("CITATION") completed the sale of its United Kingdom ("UK") operations to Health Systems Limited. Under the terms of the Agreement, Health Systems Limited acquired CITATION's working capital, operating assets and intangible assets in the UK, retained a majority of the Company's employees in the UK, and assumed responsibility for CITATION's existing customers and contracted commitments in the UK. The agreement will provide CITATION with royalties on any future sales made by Health Systems Limited of CITATION clinical software products in the UK. The transaction will result in a loss of between $.43 and $.46 per share to be recognized in the fourth quarter of fiscal 1997, which ends March 31.

     The accompanying pro forma information presents the pro forma balance sheet of CITATION assuming the sale had occurred on December 31, 1996, a pro forma statement of operations for the nine months ended December 31, 1996 and the year ended March 31, 1996, assuming that the sale had occurred on April 1, 1996 and April 1, 1995, respectively.

     Management believes that the assumptions used in preparing the unaudited pro forma financial information provides a reasonable basis for presenting all of the significant effects of the sale, that the pro forma adjustments give appropriate effect to those assumptions, and that the pro forma adjustments are properly applied in the unaudited pro forma financial information.

                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITATION Computer Systems, Inc.


Date:  March 19, 1997                   By: /s/ J. Robert Copper
                                            ------------------------------------
                                            J. Robert Copper
                                            Chairman and Chief Executive Officer

                        CITATION COMPUTER SYSTEMS, INC.
                           Consolidated Balance Sheet
                               December 31, 1996
                                   Unaudited
                                    (000's)

                                               CITATION
                                             Consolidated                               Pro Forma
                                                  As                Pro Forma           Continuing
                                               Reported          Adjustments(A)         Operations
                                             ------------        --------------         ----------
Assets
Current Assets:
Cash                                          $   651.2              $   269.5         $   920.7
Intercompany rec./pay.                              -                      -                 -
Accounts receivable-trade                       7,533.6                 (505.6)          7,028.0
Accounts receivable-other                       1,372.9               (1,344.7)             28.2
Inventories                                       749.9                    -               749.9
Income taxes receivable                           600.0                    -               600.0
Other current assets                            1,447.9                 (128.0)          1,319.9
                                              --------------------------------------------------
Total Current Assets                           12,355.5               (1,708.8)         10,646.7

Software development costs, net                 4,654.6                 (573.6)          4,081.0
Property and equipment, net                     1,496.1                 (167.6)          1,328.5
Long-term accounts receivable                   1,657.3                    -             1,657.3
Other assets                                      710.3                 (223.9)            486.4
                                              --------------------------------------------------

Total Assets                                  $20,873.8              $(2,673.9)        $18,199.9
                                              ==================================================

Liabilities and shareholders' equity
Current Liabilities:
Current portion of long-term debt             $   143.0              $     -           $   143.0
Accounts payable                                1,979.2                 (178.0)          1,801.2
Other accrued liabilities                       1,524.7                 (554.6)            970.1
Deferred service revenue                        1,761.2                   17.1           1,778.3
                                              --------------------------------------------------
Total Current Liabilities                       5,408.1                 (715.5)          4,692.6

Long-term debt                                  1,867.7                    -             1,867.7
Deferred tax liability                          1,465.0                    -             1,465.0
Other long term liabilities                       393.7                    -               393.7
                                              --------------------------------------------------
                                                9,134.5                 (715.5)          8,419.0

Shareholders' equity:
Common stock                                      379.0                    -               379.0
Paid in capital                                 6,378.2                    -             6,378.2
Retained earnings                               4,802.5               (1,778.8)          3,023.7
Translation adjustment                            179.6                 (179.6)              -
                                              --------------------------------------------------
Total Shareholders' equity                     11,739.3               (1,958.4)          9,780.9
                                              --------------------------------------------------
Total Liabilities & Sh. Equity                $20,873.8              ($2,673.9)        $18,199.9
                                              ==================================================

(A) Adjustments reflect, as if the sale of the UK operations had occurred on December 31, 1996, the receipt of sale proceeds and the elimination of the assets sold to and liabilities assumed by Health Systems Limited.

                        CITATION COMPUTER SYSTEMS, INC.
                           PRO FORMA INCOME STATEMENT
                      NINE MONTHS ENDED DECEMBER 31, 1996
                                   Unaudited
                                    (000's)

                                           CITATION
                                         Consolidated                            Pro Forma
                                              As               Pro Forma         Continuing
                                           Reported          Adjustments(1)      Operations
                                         ------------        --------------      ----------
System Sales                              $10,230.8             $   615.4       $ 9,615.4
Service Revenue                             6,816.9                 219.8         6,597.1
                                          -----------------------------------------------
Net Sales                                  17,047.7                 835.2        16,212.5

Cost of System Sales                        6,148.2                 661.0         5,487.2
Cost of Service Revenue                     1,891.8                 525.7         1,366.1
                                          -----------------------------------------------
Gross Profit                                9,007.7                (351.5)        9,359.2

R & D                                       2,658.9                 161.9         2,497.0
Selling & Admin.                            6,571.7               2,038.0         4,533.7
Restructuring Charge  (2)                   1,467.0               1,467.0             0.0
                                          -----------------------------------------------

Operating Income                           (1,689.9)             (4,018.4)        2,328.5

Other Income (expense), net                   (26.1)                (19.2)           (6.9)
Secondary Offering Expenses                  (542.5)                  0.0          (542.5)
                                          -----------------------------------------------

Income before taxes                        (2,258.5)             (4,037.6)        1,779.1

Provision for Income Taxes                   (880.9)             (1,574.7)          693.8
                                          -----------------------------------------------

Net Income (Loss)                         $(1,377.6)            $(2,462.9)      $ 1,085.3
                                          ===============================================

Net income (loss)  per share              $   (0.37)            $   (0.65)      $    0.29
                                          ===============================================

Common Shares Outstanding                     3,765                 3,765           3,765

     (1) Adjustments reflect the elimination of the results of operations for the UK operations for the nine months ended December 31, 1996.

     (2) Amount represents the restructuring charge incurred in fiscal 1997 for the UK operations. Included in the charge is $0.6 million related to the write-off of capitalized software costs, $0.3 million for severance and closure costs, and $0.6 million for other assets.

                        CITATION COMPUTER SYSTEMS, INC.
                           PRO FORMA INCOME STATEMENT
                           YEAR ENDED MARCH 31, 1996
                                   Unaudited
                                    (000's)

                                           CITATION
                                         Consolidated                            Pro Forma
                                              As               Pro Forma         Continuing
                                           Reported          Adjustments(1)      Operations
                                         ------------        --------------      ----------
System Sales                              $16,215.7             $2,772.8        $13,442.9
Service Revenue                             8,835.4                295.1          8,540.3
                                          -----------------------------------------------
Net Sales                                  25,051.1              3,067.9         21,983.2

Cost of System Sales                        8,521.1              1,881.6          6,639.5
Cost of Service Revenue                     2,548.5                457.4          2,091.1
                                          -----------------------------------------------
Gross Profit                               13,981.5                728.9         13,252.6

R & D                                       1,672.1                159.7          1,512.4
Selling & Admin.                            8,710.8              1,199.7          7,511.1
Office Consol. & Relocation (2)             1,379.8                  0.0          1,379.8
                                          -----------------------------------------------

Operating Income                            2,218.8               (630.5)         2,849.3

Other Income (expense), net                    94.5                (17.7)           112.2
                                          -----------------------------------------------

Income before taxes                         2,313.3               (648.2)         2,961.5

Provision for Income Taxes                    901.5               (252.8)         1,154.3
                                          -----------------------------------------------

Net Income (loss)                         $ 1,411.8             $ (395.4)       $ 1,807.2
                                          ===============================================

Net Income (loss) per share               $    0.37             $  (0.10)       $    0.47
                                          ===============================================

Common Shares Outstanding                     3,780                3,780            3,780

     (1) Adjustments represent the elimination of the results of operations for the UK operations for the nine months ended December 31, 1996.

     (2) Amount represents the consolidation and relocation of the Madison, WI office to St. Louis, MO.